UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2012

PRIMO WATER CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34850	30-0278688
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 Cambridge Plaza Drive
Winston-Salem, NC  27104
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  336-331-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 16, 2012, Primo Water Corporation (the “Company”) held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders approved an amendment and restatement of the Company’s 2010 Omnibus Long-Term Incentive Compensation Plan (the “2010 Omnibus Plan” and, as amended and restated, the “Amended 2010 Omnibus Plan”).  The Amended 2010 Omnibus Plan is substantially similar to the 2010 Omnibus Plan except that it increases the number of shares of the Company's common stock authorized for issuance from 788,675 shares to a total of 2,288,675 shares, increases the number of shares issuable pursuant to incentive stock options to a total of 2,218,735 shares, and increases the maximum number of shares subject to each type of award that may be granted to any grantee in any 36-month period and intended to constitute “performance-based” compensation under Section 162(m) to 800,000.  A description of the material terms and conditions of the Amended 2010 Omnibus Plan appears on pages 41-49 of the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 13, 2012 (the “Proxy Statement”).  The Amended 2010 Omnibus Plan is filed as Exhibit 10.1 to this Form 8-K and the terms thereof are incorporated herein by reference.

Also at the Annual Meeting, the Company’s stockholders approved the Company’s 2010 Employee Stock Purchase Plan (the “ESPP”), as amended to increase the number of shares of the Company’s common stock authorized for sale under the ESPP to a total of 273,957 shares and to increase the maximum number of shares an eligible employee may purchase during an offering period under the ESPP to a total of 25,000 (“ESPP Amendment No. 1”).  The ESPP, as amended by ESPP Amendment No. 1, is otherwise substantially similar to the original ESPP.  A description of the material terms and conditions of the ESPP, as amended by ESPP Amendment No. 1, appears on pages 50-53 of the Proxy Statement.  ESPP Amendment No. 1 is filed as Exhibit 10.2 to this Form 8-K and the terms thereof are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 16, 2012.  The certified results of the matters voted upon at the meeting, which are more fully described in the Proxy Statement, are as follows:

Proposal 1 – Election of the two directors nominated by the Company’s Board of Directors as Class II directors to serve until the 2015 annual meeting of stockholders:

	For	Withheld	Broker Non-Votes
Malcolm McQuilkin	8,415,261	3,646,425	8,098,386
David L. Warnock	8,428,796	3,632,890	8,098,386

Proposal 2 – Approval of the amendment and restatement of the 2010 Omnibus Long-Term Incentive Plan:

For	Against	Abstain	Broker Non-Votes
7,104,544	4,946,183	10,959	8,098,386

Proposal 3 – Approval of the Employee Stock Purchase Plan, as amended to increase by 250,000 the aggregate number of shares of the Company’s common stock authorized for sale thereunder:

For	Against	Abstain	Broker Non-Votes
10,808,705	1,251,181	1,800	8,098,386

Proposal 4 – Ratification of the Audit Committee’s appointment of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for 2012:

For	Against	Abstain
19,942,623	209,068	8,381

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits

The following exhibit is furnished herewith:

Exhibit No.	Exhibit Description

10.1	Amended and Restated 2010 Omnibus Long-Term Incentive Plan
10.2	Amendment No. 1 to 2010 Employee Stock Purchase Plan

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMO WATER CORPORATION

Date: May 17, 2012	By:	/s/ Mark Castaneda
	Name:	Mark Castaneda
	Title:	Chief Financial Officer and Security

SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
May 16, 2011	001-34850

PRIMO WATER CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Amended and Restated 2010 Omnibus Long-Term Incentive Plan
10.2	Amendment No. 1 to 2010 Employee Stock Purchase Plan